Schedule A

		SETTLEMENT	MATURITY	NEXT PAY	CALL TY PE	CALL STYLE	RATE TYPE	NEXT CALL	COUPON
TRADE DATE	CUSIP	DATE	DATE	DATE	DESC	DESC	SUBTYPE DESC	DATE	PCT	BANK PAR
17-Feb-12	313378EG2	15-Mar-12	15-Mar-17	15-Sep-12	Optional Principal Redemption	American	Fixed Constant	15-Jun-12	1.3	$20,000,000
17-Feb-12	313378AL5	07-Mar-12	07-Mar-22	07-Sep-12	Optional Principal Redemption	American	Fixed Constant	07-Jun-12	2.7	$10,000,000
17-Feb-12	313378AL5	07-Mar-12	07-Mar-22	07-Sep-12	Optional Principal Redemption	American	Fixed Constant	07-Jun-12	2.7	$30,000,000
17-Feb-12	313378C74	08-Mar-12	08-Mar-27	08-Sep-12	Optional Principal Redemption	American	Fixed Constant	08-Mar-13	3.375	$15,000,000
17-Feb-12	313378C74	08-Mar-12	08-Mar-27	08-Sep-12	Optional Principal Redemption	American	Fixed Constant	08-Mar-13	3.375	$35,000,000
17-Feb-12	313378E80	27-Feb-12	27-Nov-15	27-May-12	Non-Callable		Fixed Constant		0.7	$15,000,000
17-Feb-12	313378EG2	15-Mar-12	15-Mar-17	15-Sep-12	Optional Principal Redemption	American	Fixed Constant	15-Jun-12	1.3	$10,000,000
17-Feb-12	313378EP2	27-Feb-12	23-Feb-24	23-Aug-12	Optional Principal Redemption	Bermudan	Fixed Step Up	23-May-12	2.25	$10,000,000
17-Feb-12	313378EP2	27-Feb-12	23-Feb-24	23-Aug-12	Optional Principal Redemption	Bermudan	Fixed Step Up	23-May-12	2.25	$15,000,000
17-Feb-12	313378EQ0	16-Mar-12	16-Mar-27	16-Sep-12	Optional Principal Redemption	Bermudan	Fixed Step Up	16-Apr-12	2.05	$100,000,000
17-Feb-12	313378EQ0	16-Mar-12	16-Mar-27	16-Sep-12	Optional Principal Redemption	Bermudan	Fixed Step Up	16-Apr-12	2.05	$25,000,000
17-Feb-12	313378EF4	13-Mar-12	13-Mar-15	13-Sep-12	Optional Principal Redemption	American	Fixed Constant	13-Sep-12	0.6	$70,000,000
16-Feb-12	313378DA6	16-Mar-12	16-Mar-22	16-Sep-12	Optional Principal Redemption	Canary	Fixed Step Up	16-Apr-12	1.5	$10,000,000
16-Feb-12	313378DW8	12-Mar-12	12-Mar-27	12-Sep-12	Optional Principal Redemption	Bermudan	Fixed Step Up	12-Apr-12	2	$15,000,000
16-Feb-12	313378E23	24-Feb-12	24-Jun-15	24-Jun-12	Non-Callable		Fixed Constant		0.58	$15,000,000
16-Feb-12	313378DM0	27-Feb-12	27-Feb-19	27-Aug-12	Optional Principal Redemption	European	Fixed Constant	27-Aug-13	2.5	$15,000,000
16-Feb-12	313378DK4	16-Mar-12	16-Mar-27	16-Sep-12	Optional Principal Redemption	Bermudan	Fixed Step Up	16-Apr-12	2.5	$15,000,000
16-Feb-12	313378DK4	16-Mar-12	16-Mar-27	16-Sep-12	Optional Principal Redemption	Bermudan	Fixed Step Up	16-Apr-12	2.5	$10,000,000
16-Feb-12	313378DE8	07-Mar-12	07-Mar-22	07-Sep-12	Optional Principal Redemption	American	Fixed Constant	07-Sep-12	2.64	$70,000,000
16-Feb-12	313378DA6	16-Mar-12	16-Mar-22	16-Sep-12	Optional Principal Redemption	Canary	Fixed Step Up	16-Apr-12	1.5	$15,000,000
16-Feb-12	313378CZ2	12-Mar-12	12-Mar-27	12-Sep-12	Optional Principal Redemption	Bermudan	Fixed Step Up	12-Apr-12	2	$25,000,000
16-Feb-12	313378BZ3	28-Feb-12	28-Feb-22	28-Aug-12	Optional Principal Redemption	Bermudan	Fixed Step Up	28-Mar-12	1.25	$10,000,000
16-Feb-12	313378DR9	07-Mar-12	07-Mar-22	07-Sep-12	Optional Principal Redemption	European	Fixed Constant	07-Mar-17	3.5	$15,000,000
16-Feb-12	313378B26	06-Mar-12	06-Mar-17	06-Sep-12	Optional Principal Redemption	European	Fixed Constant	06-Mar-14	1.625	$10,000,000
16-Feb-12	313376ZS7	28-Feb-12	28-Feb-22	28-Aug-12	Optional Principal Redemption	Bermudan	Fixed Step Up	28-Mar-12	1.5	$10,000,000
16-Feb-12	313378DC2	12-Mar-12	12-Sep-25	12-Sep-12	Optional Principal Redemption	American	Fixed Constant	12-Jun-12	3.2	$25,000,000
15-Feb-12	313378CV1	12-Mar-12	12-Mar-27	12-Sep-12	Optional Principal Redemption	Bermudan	Fixed Step Up	12-Apr-12	2	$15,000,000
15-Feb-12	313378C33	07-Mar-12	07-Mar-17	07-Sep-12	Optional Principal Redemption	American	Fixed Constant	07-Sep-12	1.24	$25,000,000
15-Feb-12	313378B34	02-Mar-12	02-Mar-17	02-Sep-12	Optional Principal Redemption	European	Fixed Constant	02-Sep-14	1.625	$10,000,000

Optional Principal Redemption bonds (callable bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

American Bonds are redeemable continuously on and after the first redemption date and until maturity.

Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.

European Bonds are redeemable on a particular date only.

Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

Multi-European Bonds are redeemable on particular dates only.

(3)	Rate Type Description:

Conversion Bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

Fixed Bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

Variable Bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)	Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.

Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.

Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.